Supplement Dated June 16, 2000*
                    to the Prospectus Dated October 29, 1999
                of American Express(R) Variable Portfolio Funds

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Bond Fund. The following paragraphs replace the paragraphs on Steve Merrell and Fred Quirsfeld:

     Frederick Quirsfeld and Ray Goodner are primarily responsible for the day-to-day operation of AXP Variable Portfolio - Bond Fund.

     Frederick Quirsfeld, senior vice president and senior portfolio manager, joined AEFC in 1985. He became co-portfolio manager of this fund in January 2000. He also is co-portfolio manager of the AXP Bond Fund and has managed that fund since 1985. He also serves as vice president - fixed income investments for the American Express mutual funds.

     Ray Goodner, vice president and senior portfolio manager, joined AEFC in 1977. He became co-portfolio manager of this fund in May 2000. He also serves as portfolio manager of other American Express Funds including Quality Income Portfolio, World Income Portfolio and AXP Variable Portfolio - Global Bond Fund.

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Diversified Equity Income Fund. The following paragraph replaces the paragraph on Kurt Winters:

         Keith Tufte joined AEFC in 1990. He became portfolio manager of this Fund in May 2000. He also serves as portfolio manager of some of the
         American Express Funds, including AXP Blue Chip Advantage Fund, Aggressive Growth Portfolio and co-manager of AXP Variable Portfolio - Blue Chip Advantage Fund. He has served as director of research-equities since 1998. Prior to that he was portfolio manager of Equity Income Portfolio.

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Global Bond Fund. The following paragraphs replace the paragraph on Fred Quirsfeld:

     Ray Goodner and Nic Pifer are primarily responsible for the day-to-day operation of AXP Variable Portfolio - Global Bond Fund.

     Ray Goodner, vice president and senior portfolio manager, joined AEFC in 1977. He became co-portfolio manager of this fund in May 2000. He also serves as portfolio manager of other American Express Funds including Quality Income Portfolio, World Income Portfolio and AXP Variable Portfolio - Bond Fund.

     Nic Pifer, co-manager of the Fund, joined AEFC in 2000. From 1997 to 2000, Nic worked at Investment Advisers, Inc. where he served as vice president and fixed income portfolio manager. Prior to that he was a trader analyst and manager of the foreign exchange trading desk at the Federal Reserve Bank of New York.

The following revision applies to the "Management" section of the AXPSM Variable Portfolio - Strategy Aggressive Fund. The three paragraphs on Jacob E. Herwitz and Kent A. Kelley following the paragraph on Louis Giglio are deleted in their entirety.


S-6466-51 A (6/00)
*Valid until October 31, 2000.